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UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, DC  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-2910

Mosaic Government Money Market Trust
(Exact name of registrant as specified in charter)

550 Science Drive, Madison, WI  53711
(Address of principal executive offices)(Zip code)

W. Richard Mason
Madison/Mosaic Legal and Compliance Department
8777 N. Gainey Center Drive, Suite 220
Scottsdale, AZ  85258
(Name and address of agent for service)

Registrant's telephone number, including area code:  608-274-0300

Date of fiscal year end:  September 30

Date of reporting period:  September 30, 2004

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspoection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC  20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. s 3507.

Item 1.  Report to Shareholders.

ANNUAL REPORT

September 30, 2004

Mosaic Government Money Market

Mosaic Funds
www.mosaicfunds.com

Contents
Letter to Shareholders	3
Report of Independent Registered Public Accounting Firm	5
Statement of Net Assets	6
Statement of Operations	7
Statements of Changes in Net Assets	7
Financial Highlights	8
Notes to Financial Statements	9
Management Information	12

Letter to Shareholders

The twelve-month period ended September 30, 2004 saw the seven-day yield of Government Money Market rise from 0.41% to 0.96%, as short-term rates moved upward from historic lows. Over the course of this one-year period, the Federal Reserve Board raised rates three times (0.25% on each occasion), beginning on June 30, 2004. Money market rates and the Federal Funds rate are closely linked, with Fed rate moves rapidly reflected in the yield of money market funds. In addition to these raises, the Federal Reserve has announced their intent to "normalize" rates over time, a position which suggests additional increases above their current 1.75% level.

Market Overview

As we entered this annual period, in the fall of 2003, there were signs that the economy and equity market had finally made a turn. The economic expansion was putting upward pressure on interest rates; pressure which was counterbalanced by the Federal Reserve's conviction that they could hold interest rates at low levels for a considerable time. One key factor was the stubbornly low employment statistics, which continued to disappoint, and in doing so created doubt about the depth of the economic rebound. On the other hand, there was growing evidence that economic activity had entered a strong and sustainable recovery. Monetary and fiscal stimulus seemed to be gaining traction, and growth was broad-based, with advancing capital spending, improving inventory stockpiles, strong housing, and stable consumer expenditures.

As the year progressed, we saw continued tension between economic expansion and the Fed's low rates. On June 30, 2004 the Fed did indeed raise the Fed Fund rate 25 basis points and put the markets on notice that the June increase would be just the first of a series of increases. Improving jobs data and fears of inflation suggested an economy that was just too strong to warrant a Fed Funds rate of 1.00% or even 1.75%, the rate that the Fed maintained at the end of this annual period. Although market fundamentals pointed towards higher interest rates, we saw a number of mitigating factors emerge over the course of the summer. Bad news from Iraq, higher oil prices, and fear of terrorism kept money flowing into bonds and produced doubts about the sustainability of the expansion. In addition, record buying of U.S. bonds by foreign buyers also dampened prices.

Outlook

While we view the recent moderation in economic growth as a natural step in an ongoing recovery, we are focusing on key economic fundamentals as we look forward to the coming 12-18 months. The current economic expansion is maintaining its momentum despite rising short-term rates. In fact the Fed Funds rate remains well below 3.5%, many economists' estimate of "neutral" monetary policy. After flaring up in the second quarter to over 4%, the Consumer Price Index has settled to an annual rate of 2%. Until economic growth resumes and employment growth steps higher, inflation should remain stable.

We believe that the Federal Open Market Committee will continue to "normalize" short-term interest rates at a gradual pace. The Fed Funds rate of 1.75% is still below prevailing inflation and extremely stimulative for the economy. Our base case expects the Fed to persist in its path to neutral monetary policy, with an endpoint in the 3% to 4% range over the next 18 months. More aggressive rate increases could unfold if the labor markets heat up, or if inflation pressures flare in the first half of 2005.

With rates finally on the rise, money market investors have seen some relief from the lowest returns in memory. With prospects for increasing rates, the attraction of holding short-term government and government agency notes is highlighted, especially in light of the considerable domestic and world-wide uncertainties. We continue to manage Government Money Market to produce the best possible returns while maintaining the low-risk that we believe is a chief attraction to our investors. Thank you for your continued confidence in the fund.

Sincerely,

(signature)

Christopher C. Berberet, CFA
Lead Fixed Income Manager

Report of Independent Registered Public Accounting Firm

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF MOSAIC GOVERNMENT MONEY MARKET

We have audited the accompanying statement of net assets of Mosaic Government Money Market (the "Fund") as of September 30, 2004, the related statement of operations for the year then ended, and statement of changes in net assets for the year then ended. Our audit also included the financial highlights for the year ended September 30, 2004. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended September 30, 2003 and financial highlights for each of the four years in the period then ended were audited by other auditors. Those auditors expressed an unqualified opinion on those financial statements in their report dated November 11, 2003.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2004, by correspondence with the Fund's custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the 2004 financial statements and 2004 financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of September 30, 2004, the results of its operations, the changes in its net assets, and the changes in financial highlights for the year ended September 30, 2004, in conformity with accounting principles generally accepted in the United States of America.

Grant Thornton LLP

(signature)

Chicago, Illinois
November 5, 2004

Statement of Net Assets

	PRINCIPAL AMOUNT	VALUE
U.S. GOVERNMENT AGENCY OBLIGATIONS: 98.7% of net assets
Federal Home Loan Bank, 1.74%, 10/13/04	$1,500,000	$1,499,132
Federal Home Loan Bank, 1.58%, 10/27/04	2,000,000	1,997,725
Federal Home Loan Bank, 1.67%, 11/05/04	1,550,000	1,547,487
Freddie Mac, 1.45%, 10/13/04	1,000,000	999,543
Freddie Mac, 1.20%, 10/19/04	1,750,000	1,748,973
Freddie Mac, 1.48%, 10/20/04	1,200,000	1,199,093
Freddie Mac, 1.57%, 10/25/04	1,700,000	1,698,227
Freddie Mac, 1.55%, 10/26/04	2,250,000	2,247,585
Freddie Mac, 1.83%, 11/02/04	1,750,000	1,747,653
Freddie Mac, 1.76%, 11/09/04	1,250,000	1,247,617
Freddie Mac, 1.76%, 11/12/04	1,300,000	1,297,332
Freddie Mac, 1.71%, 11/16/04	1,100,000	1,097,598
Freddie Mac, 1.68%, 11/23/04	2,000,000	1,995,056
Fannie Mae, 1.50%, 10/4/04	1,300,000	1,299,846
Fannie Mae, 1.45%, 10/6/04	2,000,000	1,999,654
Fannie Mae, 1.54%, 10/15/04	1,000,000	999,406
Fannie Mae, 1.53%, 10/18/04	1,000,000	999,300
Fannie Mae, 1.68%, 11/03/04	1,250,000	1,248,078
Fannie Mae, 1.61%, 11/10/04	1,750,000	1,746,894
Fannie Mae, 1.72%, 11/15/04	2,000,000	1,995,702
Fannie Mae, 1.61%, 11/17/04	2,500,000	2,494,764
Fannie Mae, 1.81%, 11/24/04	1,500,000	1,495,928
Fannie Mae, 1.81%, 11/29/04	1,300,000	1,296,144
Fannie Mae, 1.81%, 12/15/04	1,300,000	1,295,095

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $37,193,832)		$37,193,832

REPURCHASE AGREEMENT: 1.3% of net assets
With Morgan Stanley and Company issued 9/30/04 at 1.51%, due 10/1/04, collateralized by $499,739 in United States Treasury Notes due 5/15/06. Proceeds at maturity are $490,021 (Cost $490,000).		490,000

TOTAL INVESTMENTS: (Cost $37,683,832)+		$37,683,832

CASH AND RECEIVABLES LESS LIABILITIES: 0.0% of net assets		3,092

NET ASSETS: 100%		$37,686,924

CAPITAL SHARES OUTSTANDING		37,687,007

NET ASSET VALUE PER SHARE		$1.00

Notes to Statement of Net Assets:

+ Aggregate cost for federal income tax purposes as of September 30, 2004.

Statement of Operations

For the year ended September 30, 2004

INVESTMENT INCOME (Note 1)
Interest income	$432,186

EXPENSES (Notes 3 and 4)
Investment advisory fees	188,153
Other expenses
Service agreement fees	138,685
Independent trustee and auditor fees	3,852
Total other expenses	142,537
Expenses waived	(94,074)

Total expenses	236,616

NET INVESTMENT INCOME	$195,570

TOTAL INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$195,570

Statements of Changes in Net Assets

	Year Ended September 30,	Year Ended September 30,
	2004	2003
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS
Net investment income	$195,570	$229,825

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(195,570)	(229,825)

CAPITAL SHARE TRANSACTIONS (Note 6)	(1,544,200)	920,052

TOTAL INCREASE (DECREASE) IN NET ASSETS	(1,544,200)	920,052

NET ASSETS
Beginning of year	$39,231,124	$38,311,072
End of year	$37,686,924	$39,231,124

Financial Highlights

Selected data for a share outstanding for the periods indicated.

	Year Ended September 30,
	2004	2003	2002	2001	2000
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income	0.01	0.01	0.01	0.04	0.05
Less distributions from net investment income	(0.01)	(0.01)	(0.01)	(0.04)	(0.05)
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00
Total return (%)	0.52	0.59	1.02	4.30	5.24
Ratios and supplemental data
Net assets, end of period (thousands)	$37,687	$39,231	$38,311	$42,413	$42,050
Ratio of expenses to average net assets before fee waiver (%)	0.88	0.88	0.88	0.88	0.88
Ratio of expenses to average net assets after fee waiver[1] (%)	0.63	0.68	--	--	--
Ratio of net investment income to average net assets before fee waiver (%)	0.27	0.38	1.02	4.21	5.13
Ratio of net investment income to average net assets after fee waiver[1] (%)	0.52	0.58	--	--	--

1See Note 3 to the Financial Statements.

Notes to Financial Statements

For the year ended September 30, 2004

1. Summary of Significant Accounting Policies. Mosaic Government Money Market (the "Fund") is registered with the Securities and Exchange Commission under the Investment Company Act of 1940 as an open-end, diversified investment management company. The Fund invests solely in securities issued by the U.S. Government or any of its agencies or instrumentalities or in repurchase agreements backed by such securities. Because the Fund is 100% no-load, its shares are offered and redeemed at the net asset value per share.

Securities Valuation: The Fund uses the amortized cost method of valuation whereby portfolio securities are valued at acquisition cost as adjusted for amortization of premium or accretion of discount.

Investment Transactions: Investment transactions are recorded on a trade date basis. The cost of investments sold is determined on the identified cost basis for financial statement and federal income tax purposes.

Investment Income: Interest income is recorded on an accrual basis. Bond premium is amortized and original issue discount and market discount are accreted over the expected life of each applicable security using the effective interest method.

Distribution of Income: Net investment income, determined as gross investment income less total expenses, is declared as a dividend each business day. Dividends are distributed to shareholders or reinvested in additional shares as of the close of business at the end of each month. Distributions paid during the years ended September 30, 2004 and 2003 were identical for book purposes and tax purposes.

Income Tax: No provision is made for Federal income taxes since it is the intention of the Fund to comply with the provisions of the Internal Revenue Code available to investment companies and to make the requisite distribution to shareholders of taxable income which will be sufficient to relieve it from all or substantially all Federal income taxes.

Use of Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions. Such estimates affect the reported amounts of assets and liabilities and reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. Investment in Repurchase Agreements. When the Fund purchases securities under agreements to resell, the securities are held in safekeeping by the Fund's custodian bank as collateral. Should the market value of the securities purchased under such an agreement decrease below the principal amount to be received at the termination of the agreement plus accrued interest, the counterparty is required to place an equivalent amount of additional securities in safe-keeping with the Fund's custodian bank. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having Advisory and Services Agreements with the same advisor, transfers uninvested cash balances into a joint trading account. The aggregate balance in this joint trading account is invested in one or more consolidated repurchase agreements whose underlying securities are U.S. Treasury or federal agency obligations. The Fund has approximately a 1.8% interest in the consolidated repurchase agreement of $27,689,000 collateralized by $28,239,343 in United States Treasury Notes. Proceeds at maturity are $27,690,161.

3. Investment Advisory Fee and Other Transactions with Affiliates. The Investment Advisor to the Fund, Madison Mosaic, LLC, a wholly owned subsidiary of Madison Investment Advisors, Inc. (the "Advisor"), earns an advisory fee equal to 0.5% per annum of the average net assets of the Fund. The fee is accrued daily and paid monthly. Effective December 9, 2002, the Advisor irrevocably waived 0.25% of this fee for the Fund totaling $94,074 for the year ended September 30, 2004. This waiver may end at any time.

The Advisor will reimburse the Fund for the amount of any expenses of the Fund (less certain expenses) that exceed 1.5% per annum of the average net assets of the Fund up to $40 million and 1% per annum of such amount in excess of $40 million. No amounts were reimbursed to the Fund by the Advisor for the year ended September 30, 2004.

4. Other Expenses. Under a separate Services Agreement, the Advisor will provide or arrange for the Fund to have all other necessary operational and support services for a fee based on a percentage (0.38%) of average net assets. The fee is accrued daily and paid monthly.

Effective May 13, 2004, the Fund began paying the expenses of the Fund's Independent Trustees and auditor ("Independent Service Providers") directly. Therefore, the Fund reduced the amount of fees paid to the Advisor prior to May 13, 2004 described above by the amounts paid directly to the Independent Service Providers. Through September 30, 2004, the Fund had a reduced services fee of 0.35%. The Fund has paid $3,852 directly for Independent Service Provider fees.

5. Fund Expenses.

Example: This Example is intended to help you understand your costs (in dollars) of investing in the Fund and to compare these costs with the costs of investing in other mutual funds. See footnotes 3 and 4 above for an explanation of the types of costs charged by the funds.

This Example is based on an investment of $1,000 invested on April 1, 2004 and held for the six months ended September 30, 2004.

Actual Expenses

The table below titled "Based on Actual Total Return" provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,500 ending account valued divided by $1,000 = 8.5), then multiply the result by the number under the heading entitled "Expenses Paid During the Period."

Based on Actual Total Return1

	Actual Total Return[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio[3]	Expenses Paid During the Period[3]
Government Money Market	0.31%	$1,000.00	$1,003.06	0.63%	$3.15
[1]For the six months ended September 30, 2004.
[2]Assumes reinvestment of all dividends and capital gains distributions, if any, at net asset value.
[3]Expenses (net of voluntary waiver) are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 366

Hypothetical Example for Comparison Purposes

The table below titled "Based on Hypothetical Total Return" provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in both the actual and hypothetical total return tables include the service fees effective prior to May 13, 2004. This service fee was reduced May 13, 2004 in order to separately account for the Independent Service Providers costs which, subsequent to May 13, is a flat fee charged directly to each fund. The Independent Service Providers costs are not included in either the actual or hypothetical total return tables. See footnote 4 for a discussion of these costs.

Based on Hypothetical Total Return1

	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio[2]	Expenses Paid During the Period[2]
Government Money Market	5.00%	$1,000.00	$1,025.26	0.63%	$3.19
[1]For the six months ended September 30, 2004.
[2]Expenses (net of voluntary waiver) are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 366

6. Capital Share Transactions. An unlimited number of capital shares, without par value, are authorized. Transactions in capital shares (in dollars and shares) were as follows:

	Year Ended September 30,
	2004	2003
Shares sold	$15,700,273	$17,610,441
Shares issued in reinvestment of dividends	190,160	222,324
Total shares issued	15,890,433	17,832,765
Shares redeemed	(17,434,633)	(16,912,713)
Net increase (decrease)	$(1,544,200)	$920,052

Management Information

Independent Trustees

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held
Philip E. Blake 550 Science Drive Madison, WI 53711 Born 11/7/1944	Trustee	Indefinite Term since May 2001	Retired investor; formerly publisher of Madison's Wisconsin State Journal newspaper.	All 12 Mosaic Funds	Madison Newspapers, Inc. of Madison, WI; Trustee of the Madison Claymore Covered Call Fund
James R. Imhoff, Jr. 550 Science Drive Madison, WI 53711 Born 5/20/1944	Trustee	Indefinite Term since July 1996	Chairman and CEO of First Weber Group, Inc. (real estate brokers) of Madison, WI.	All 12 Mosaic Funds	Trustee of the Madison Claymore Covered Call Fund
Lorence D. Wheeler 550 Science Drive Madison, WI 53711 Born 1/31/1938	Trustee	Indefinite Term since July 1996	Retired investor; formerly Pension Specialist for CUNA Mutual Group (insurance) and President of Credit Union Benefits Services, Inc. (a provider of retirement plans and related services for credit union employees nationwide).	All 12 Mosaic Funds	Trustee of the Madison Claymore Covered Call Fund

Interested Trustees*

Frank E. Burgess 550 Science Drive Madison, WI 53711 Born 8/4/1942	Trustee and Vice President	Indefinite Terms since July 1996	Founder, President and Director of Madison Investment Advisors, Inc.	All 12 Mosaic Funds	Trustee of the Madison Claymore Covered Call Fund
Katherine L. Frank 550 Science Drive Madison, WI 53711 Born 11/27/1960	Trustee and President	Indefinite Terms President since July 1996, Trustee since May 2001	Principal and Vice President of Madison Investment Advisors, Inc. and President of Madison Mosaic, LLC	President of all 12 Mosaic Funds, Trustee of all Mosaic Funds except Mosaic Equity Trust	None

 Officers*

Jay R. Sekelsky 550 Science Drive Madison, WI 53711 Born 9/14/1959	Vice President	Indefinite Term since July 1996	Principal and Vice President of Madison Investment Advisors, Inc. and Vice President of Madison Mosaic, LLC	All 12 Mosaic Funds	None
Christopher Berberet 550 Science Drive Madison, WI 53711 Born 7/31/1959	Vice President	Indefinite Term since July 1996	Principal and Vice President of Madison Investment Advisors, Inc. and Vice President of Madison Mosaic, LLC	All 12 Mosaic Funds	None
W. Richard Mason 8777 N. Gainey Center Drive, #220 Scottsdale, AZ 85258 Born 5/13/1960	Secretary, General Counsel and Chief Compliance Officer	Indefinite Terms since November 1992	Principal of Mosaic Funds Distributor, LLC; General Counsel for Madison Investment Advisors, Madison Scottsdale, LC and Madison Mosaic, LLC	All 12 Mosaic Funds	None
Greg Hoppe 550 Science Drive Madison, WI 53711 Born 4/28/1969	Chief Financial Officer	Indefinite Term since August 1999	Vice President of Madison Mosaic, LLC.	All 12 Mosaic Funds	None

*All interested Trustees and Officers of the Trust are employees and/or owners of Madison Investment Advisors, Inc. Since Madison Investment Advisors, Inc. serves as the investment advisor to the Trust, each of these individuals is considered an "interested person" of the Trust as the term is defined in the Investment Company Act of 1940.

The Statement of Additional Information contains more information about the Trustees and is available upon request. To request a free copy, call Mosaic Funds at 1-800-368-3195.

Forward-Looking Statement Disclosure. One of our most important responsibilities as mutual fund managers is to communicate with shareholders in an open and direct manner. Some of our comments in our letters to shareholders are based on current management expectations and are considered "forward-looking statements." Actual future results, however, may prove to be different from our expectations. You can identify forward-looking statements by words such as "estimate," "may," "will," "expect," "believe," "plan" and other similar terms. We cannot promise future returns. Our opinions are a reflection of our best judgment at the time this report is compiled, and we disclaim any obligation to update or alter forward-looking statements as a result of new information, future events, or otherwise.

Proxy Voting Information. The Fund only invests in non-voting securities. Nevertheless, the Fund adopted policies that provide guidance and set forth parameters for the voting of proxies relating to securities held in the Fund's portfolios. These policies are available to you upon request and free of charge by writing to Mosaic Funds, 550 Science Drive, Madison, WI 53711 or by calling toll-free at 1-800-368-3195. Beginning next year, the Trust's proxy voting policies may also be obtained by visiting the Securities and Exchange Commission web site at www.sec.gov. The Trust will respond to shareholder requests for copies of our policies within two business days of request by first-class mail or other means designed to ensure prompt delivery.

N-Q Disclosure. The Trust files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (the "Commission") for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q are available on the Commission's website. The Trust's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC. Information about the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. Form N-Q and other information about the Trust are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. Copies of this information may also be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, DC  20549-0102. Finally, you may call Mosaic at 800-368-3195 if you would like a copy of Form N-Q and we will mail one to you at no charge.

The Mosaic Family of Mutual Funds

Mosaic Equity Trust
Mosaic Investors Fund
Mosaic Balanced Fund
Mosaic Mid-Cap Fund
Mosaic Foresight Fund

Mosaic Income Trust
Mosaic Government Fund
Mosaic Intermediate Income Fund
Mosaic Institutional Bond Fund

Mosaic Tax-Free Trust
Mosaic Arizona Tax-Free Fund
Mosaic Missouri Tax-Free Fund
Mosaic Virginia Tax-Free Fund
Mosaic Tax-Free National Fund

Mosaic Government Money Market

For more complete information on any Mosaic fund, including charges and expenses, request a prospectus by calling 1-800-368-3195. Read it carefully before you invest or send money. This document does not constitute an offering by the distributor in any jurisdiction in which such offering may not be lawfully made. Mosaic Funds Distributor, LLC.

TRANSER AGENT
Mosaic Funds
c/o US Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701

TELEPHONE NUMBERS
Shareholder Service
Toll-free nationwide: 888-670-3600

Mosaic Tiles (24 hour automated information)
Toll-free nationwide: 800-336-3600

550 Science Drive
Madison, Wisconsin 53711

Mosaic Funds
www.mosaicfunds.com

SEC File Number 811-3486

Item 2. Code of Ethics.

(a) The Trust has adopted a code of ethics that applies to the Trust’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions, regardless of whether these individuals are employed by the Trust or a third party. The code was first adopted during the fiscal year ended September 30, 2003.

(c) The code has not been amended since it was initially adopted.

(d) The Trust granted no waivers from the code during the period covered by this report.

(f) Any person may obtain a complete copy of the code without charge by calling Mosaic Funds at 800-368-3195 and requesting a copy of the Mosaic Funds Sarbanes Oxley Code of Ethics.

Item 3. Audit Committee Financial Expert.

At a meeting held during the period covered by this report, The Trust’s Board of Trustees elected Lorence Wheeler, an “independent” Trustee and a member of the Trust’s audit committee, to serve as the Trust’s audit committee financial expert among the three Mosaic independent Trustees who so qualify to serve in that capacity.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees.  Note that through May 2004, audit fees were paid pursuant to the Services Agreement between the Trust and Madison Mosaic, LLC and are were not paid directly to the accountants.  Such fees continue to be accrued for pursuant to the Services Agreement, but are now paid directly to the accountants.  Total audit fees paid to the registrant's principal accountant for the fiscal years ended September 30, 2003 and 2004, respectively, out of the Services Agreement fees collected from all Mosaic Funds were $96,875 (including typical expenses in connection with the audit such as postage, photocopying, etc.) and $72,000, (not including expenses expected to billed upon completion of audit work).  Of these amounts, approximately $7,265 and $5,400, respectively, was or will be attributable to the registrant and the remainder was or will be attributable to audit services provided to other Mosaic Funds registrants.

(b) Audit-Related Fees.  Not applicable.

(c) Tax-Fees.  Not applicable.

(d) All Other Fees. Not applicable.

(e) (1) Before any accountant is engaged by the registrant to render audit or non-audit services, the engagement must be approved by the audit committee as contemplated by paragraph (c)(7)(i)(A) of Rule 2-01of Regulation S-X.

     (2) Not applicable.

(f) Not applicable.

(g) Not applicable.

(h) Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments

Schedule included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 9.  Submission of Matters to a Vote of Security Holders.

No changes.  The Trust does not normally hold shareholder meetings.

Item 10. Controls and Procedures.

(a) The Trust’s principal executive officer and principal financial officer determined that the Trust’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "Act") are effective, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 within 90 days of the date of this report. There were no significant changes in the Trust’s internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation. The officers identified no significant deficiencies or material weaknesses.

(b) There were no changes in the Trust's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act that occurred during the second fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Trust's internal control over financial reporting.

Item 11. Exhibits.

(a)(1) Code of ethics referred to in Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Act.

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Act.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Mosaic Government Money Market Trust

By: (signature)

W. Richard Mason, Secretary

Date: November 12, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: (signature)

Katherine L. Frank, Chief Executive Officer

Date: November 12, 2004

By:  (signature)

Greg Hoppe, Chief Financial Officer

Date: November 12, 2004